UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 9, 2023

BMO 2023-5C2 Mortgage Trust

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0001994754)

BMO Commercial Mortgage Securities LLC

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001861132)

Bank of Montreal

(Central Index Key number: 0000927971)

Goldman Sachs Mortgage Company

(Central Index Key number 0001541502)

Citi Real Estate Funding Inc.

(Central Index Key number 0001701238)

Societe Generale Financial Corporation

(Central Index Key number 0001755531)

LMF Commercial, LLC

(Central Index Key number 0001592182)

German American Capital Corporation

(Central Index Key number 0001541294)

Starwood Mortgage Capital LLC

(Central Index Key number 0001548405)

UBS AG

(Central Index Key number 0001685185)

(Exact name of sponsors as specified in their charters)

Delaware	333-255934-08	86-2713125
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

151 West 42nd Street
New York, New York	10036
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code	(212) 885-4000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On November 9, 2023 (the “Closing Date”), BMO Commercial Mortgage Securities LLC (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of November 1, 2023 (the “Pooling and Servicing Agreement”), between the Depositor, as depositor, KeyBank National Association, as master servicer, Greystone Servicing Company LLC, as special servicer, BellOak, LLC, as operating advisor and as asset representations reviewer, Computershare Trust Company, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee, of the BMO 2023-5C2 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2023-5C2 (the “Certificates”) and the Uncertificated VRR Interest. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-3, Class X-A, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”), and (ii) the Class X-D, Class X-E, Class X-F, Class D, Class E, Class F, Class G-RR, Class J-RR and Class R Certificates (collectively, the “Private Certificates”).

All of the Public Certificates, having an aggregate initial principal amount of $686,605,000, were sold to BMO Capital Markets Corp. (“BMO Capital”), Citigroup Global Markets Inc. (“CGMI”), Deutsche Bank Securities Inc. (“DBSI”), Goldman Sachs & Co. LLC (“GS&Co.”), SG Americas Securities, LLC (“SGAS”), UBS Securities LLC (“UBS”), Academy Securities, Inc. (“Academy”), Bancroft Capital, LLC (“Bancroft”) and Drexel Hamilton, LLC (“Drexel” and, together with BMO Capital, CGMI, DBSI, GS&Co., SGAS, UBS, Academy and Bancroft, in such capacity, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of October 20, 2023 (the “Underwriting Agreement”), between the Depositor and the Underwriters. BMO Capital, CGMI, GS&Co., DBSI, SGAS and UBS are acting as co-lead managers in connection with the offering of the Public Certificates. The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Preliminary Prospectus, dated October 20, 2023, and by the Prospectus, dated October 20, 2023 (the “Prospectus”), in negotiated transactions or otherwise at varying prices determined at the time of sale. In connection with the issuance, and sale to the Underwriters, of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached hereto as Exhibit 5.

All of the Private Certificates, having an aggregate initial principal amount of $67,906,275 were sold to BMO Capital, CGMI, DBSI, GS&Co., SGAS, UBS, Academy, Bancroft and Drexel (together with BMO Capital, CGMI, DBSI, GS&Co., SGAS, UBS, Academy, Bancroft and Drexel, in such capacity, the “Initial Purchasers”), pursuant to a Purchase Agreement, dated as of October 20, 2023, between the Depositor and the Initial Purchasers. The Private Certificates were sold in private placement transactions exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(a)(2) of the Act.

The net proceeds of the sale of the Certificates and the Uncertificated VRR Interest were applied to the purchase of the Mortgage Loans by the Depositor from BMO, CREFI, GACC, GSMC, LMF, SGFC, SMC and UBS AG. The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of approximately $4,793,679, were approximately $737,891,968. Of the expenses paid by the Depositor, approximately $275,075 were paid directly to affiliates of the Depositor, $75,000 in the form of fees were paid to the Underwriters and the Initial Purchasers, $150,000 were paid to or for the Underwriters and the Initial Purchasers, and approximately $4,293,609 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Depositor.

Further information regarding such sales is set forth in the Underwriting Agreement (including, as to the price per class of Public Certificates, on Schedule II thereto) and in the Depositor’s Prospectus, dated October 20, 2023. The related registration statement (file no. 333-255934) was originally declared effective on June 23, 2021.

BMO, in its capacity as “retaining sponsor”, is satisfying a portion of its credit risk retention obligation under Regulation RR (12 C.F.R. Part 43) promulgated under Section 15G of the Securities Exchange Act of 1934, as amended (“Regulation RR”) in connection with securitization of the Mortgage Loans referred to above by the acquisition from the Depositor, on the Closing Date in a transaction exempt from registration under the Act pursuant to Section 4(a)(2) of the Act, of a “single vertical security” (as defined in Regulation RR) that is an “eligible vertical interest” (as defined in Regulation RR) in the Issuing Entity, with an aggregate initial principal balance of approximately $22,534,323 as of the Closing Date, comprised of the Uncertificated VRR Interest retained by BMO (also referred to as the “Combined VRR Interest”). The Combined VRR Interest represents at least 2.9000% of the sum of the initial certificate balance of all of the Certificates and the aggregate initial principal balance of the Uncertificated VRR Interest as of the Closing Date. The Combined VRR Interest will entitle the holder thereof to a specified percentage of the amounts paid on each other class of ABS interests in the Issuing Entity. On the Closing Date, pursuant to the BMO Mortgage Loan Purchase Agreement, BMO received, in a transaction exempt from registration under the Act pursuant to Section 4(a)(2) of the Act, as partial consideration for the Mortgage Loans and/or portions thereof that BMO transferred to the Depositor, the Combined VRR Interest in the form of the Uncertificated VRR Interest.

BMO, in its capacity as “retaining sponsor”, is satisfying the remainder of its credit risk retention obligation under Regulation RR in connection with the securitization of the Mortgage Loans referred to above by the purchase on the Closing Date and holding by LD III Sub XIV, LLC of an “eligible horizontal residual interest” (as such term is defined in Regulation RR), consisting of all of the Class G-RR and Class J-RR Certificates.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits
Exhibit No.	Description
Exhibit 5	Legality Opinion of Orrick, Herrington & Sutcliffe LLP, dated November 9, 2023
Exhibit 8	Tax Opinion of Orrick, Herrington & Sutcliffe LLP, dated November 9, 2023 (included as part of Exhibit 5)
Exhibit 23	Consent Opinion of Orrick, Herrington & Sutcliffe LLP, dated November 9, 2023 (included as part of Exhibit 5)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 9, 2023	BMO COMMERCIAL MORTGAGE SECURITIES LLC
	By:	/s/ Paul Vanderslice
Name: Paul Vanderslice
Title: Chief Executive Officer

BMO 2023-5C2 – Form 8-K (Closing)